LEGG MASON PARTNERS SECTOR SERIES, INC. (the “Company”)

on behalf of its series

LEGG MASON PARTNERS FINANCIAL SERVICES FUND

Supplement Dated February 16, 2007

to Prospectus and Statement of Additional Information

Dated February 28, 2006

The following supplements the Prospectus and Statement of Additional Information and supersedes any contrary information:

The Board of Directors and shareholders of the fund have approved a new sub-adviser for the fund, which will assume responsibility for the day-to-day portfolio management of the fund effective close of business March 16, 2007. The new sub-adviser will manage the fund according to the investment policies and strategies set forth below.

At least 80% of the fund’s net assets will be invested in equity securities of issuers in the financial services industry. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants. These companies may include, but are not limited to, regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card and mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, such as the Government National Mortgage Association, and financial conglomerates. The fund may invest its assets in securities of foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts).

Investments may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.

The fund will invest primarily in equity securities of financial services issuers that the sub-adviser believes are undervalued and thus may offer above-average potential for capital appreciation. In deciding what securities to buy, the sub-adviser analyzes an issuer’s financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, its potential to benefit from industry changes and the strength and goals of management. The sub-adviser typically will sell a security in the fund’s portfolio if that security experiences earnings problems.

Risk Factors

Many of the principal risks of investing in the fund are substantially the same under the fund’s new policies and strategies. Under the new policies and strategies, the fund is expected to have a smaller investment in non-U.S. issuers. However, it is likely that the fund will have a more significant investment in small cap issuers. Accordingly, while the fund would no longer be subject to the same degree of risk with respect to holding non-U.S. securities, the fund would be subject to a greater degree of risk associated with having a significant investment in U.S. small cap issuers.

The following summarizes the principal risks of investing in the fund under the new investment policies.

Market Risk

The fund invests in equity securities and is subject to the risk of stock market declines generally, thereby reducing the value of the fund’s equity portfolio.

The fund is subject to the following market risks. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock.

Non-Diversification Risk

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent a fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Sector Risk

The fund’s investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the fund’s investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase and decrease more rapidly. As a result, the value of your investment in the fund may rise or fall rapidly.

Foreign Investment Risk

The fund is subject to the risks of investing in foreign securities. Foreign markets can be more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Currency fluctuations may adversely impact the fund’s investments.

The fund’s investments in securities of foreign issuers involve greater risks than investments in securities of U.S. issuers. Many foreign countries the fund may invest in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Derivative Risks

The fund may use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive Investing Risk

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Value Style Risk

The fund is subject to value style risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Small and Mid-Sized Company Securities Risk

The fund is subject to small and mid-sized company securities risk. Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. Small-sized companies may also be more difficult to value because few, if any, investment researchers regularly follow them.

It is anticipated that some of the portfolio securities may not be widely traded and that the fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the fund to dispose of such securities quickly at prevailing market prices, and market prices may not always be readily available for use in determining the fund’s net asset value.

Investments in securities of companies with small and mid-sized market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small-cap and mid-cap stocks may, to a degree, fluctuate independently of larger-cap stocks, i.e., small-cap and/or mid-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Smaller companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

Concentration Risk

The fund is subject to the risk of concentrating investments in financial services companies. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities. Financial services companies are subject to extensive government regulation, and their prospects may be affected by new regulations or regulatory interpretations that impede particular lines of business. The profitability of financial services companies is dependent on the availability and cost of funds, and can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect this industry. Recent federal legislation permits increased competition among financial services companies. The impact of this change on any individual company or on the industry as a whole cannot be predicted.

Investment Model Risk

The fund is subject to “investment model” risk: the proprietary models used by the sub-adviser to evaluate securities or securities markets are based on the sub-adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Debt Securities Risk

The fund is subject to the risks of investing in debt securities for the portion of its assets not invested in equity securities in the financial services industry. Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by the fund’s fixed-income investments may decline due to a decrease in market interest rates and the market prices of the fund’s fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates increase.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”) and unrated securities considered by the fund’s sub-adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as “junk bonds,” which the fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund. Moody’s considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics.

Call Risk

The fund is subject to “call risk.” Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Convertible Securities Risk

The fund is subject to convertible securities risk: the value of a convertible security is usually a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

New Sub-Adviser and Portfolio Manager

Barrett Associates, Inc. (“Barrett”) will serve as the fund’s new sub-adviser effective March 16, 2007. Barrett, founded in 1937, is located at 90 Park Avenue, New York, New York 10016 and since February 2001 has been a subsidiary of Legg Mason. As of December 31, 2006, Barrett manages approximately $2 billion of client assets, of which approximately $1.7 billion is invested in equity securities. Barrett uses a team approach for security selection and decision making.

Amy LaGuardia will serve as the fund’s portfolio manager. Ms. LaGuardia joined Barrett in May 2003 as Senior Vice President. Prior to joining Barrett, Ms. LaGuardia was Senior Vice President and Director of Research at Gray, Seifert & Co., Inc., a company founded in 1980 and purchased by Legg Mason in 1994, where she had worked since 1982.

New Benchmarks

In connection with the strategy changes, the fund’s primary benchmark will be changed from the Russell 3000 Index to the S&P 500 Stock Index. In addition, the fund will have a new secondary benchmark, the S&P Financial Index. The S&P 500 Stock Index is a market capitalization-weighted, price-only index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and 53 financial companies, calculated monthly with dividends reinvested at month end.

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